Exhibit 99.6

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                    1ST QTR       2ND QTR       3RD QTR       4TH QTR      TOTAL YEAR
                                                       ----------    ----------    ----------    ----------    ----------
     EARNINGS CONTRIBUTION
          BY SUBSIDIARY ($ MILLIONS)

1        Arizona Public Service                        $       33    $       96    $      124    $       54    $      307
2        Pinnacle West Energy                                  --            (1)           --            (1)           (2)
3        APS Energy Services                                   (2)           (2)           --            (9)          (13)
4        SunCor                                                 5             1             2             3            11
5        El Dorado                                             19            (3)           (9)           (5)            2
6        Parent Company                                        (1)           (1)           (1)           --            (3)
                                                       ----------    ----------    ----------    ----------    ----------

7            Income Before Accounting Change                   54            90           116            42           302

         Cumulative Effect of Change in Accounting -
8           Net of Tax                                         --            --            --            --            --
                                                       ----------    ----------    ----------    ----------    ----------

9            Net Income                                $       54    $       90    $      116    $       42    $      302
                                                       ==========    ==========    ==========    ==========    ==========
     EARNINGS PER SHARE
          BY SUBSIDIARY - DILUTED

10       Arizona Public Service                        $     0.39    $     1.13    $     1.46    $     0.63    $     3.61
11       Pinnacle West Energy                                  --         (0.01)        (0.01)        (0.01)        (0.03)
12       APS Energy Services                                (0.02)        (0.03)           --         (0.11)        (0.16)
13       SunCor                                              0.06          0.01          0.03          0.04          0.14
14       El Dorado                                           0.22         (0.04)        (0.10)        (0.06)         0.02
15       Parent Company                                     (0.01)           --         (0.01)           --         (0.02)
                                                       ----------    ----------    ----------    ----------    ----------

16           Income Before Accounting Change                 0.64          1.06          1.37          0.49          3.56

         Cumulative Effect of Change in Accounting -
17          Net of Tax                                         --            --            --            --            --
                                                       ----------    ----------    ----------    ----------    ----------

18           Net Income                                $     0.64    $     1.06    $     1.37    $     0.49    $     3.56
                                                       ==========    ==========    ==========    ==========    ==========

19   BOOK VALUE PER SHARE                              $    26.29    $    27.00    $    28.01    $    28.09    $    28.09

     COMMON SHARES OUTSTANDING -
          DILUTED (THOUSANDS)
20       Average                                           84,834        84,891        85,012        85,015        84,935
21       End of Period                                     84,723        84,727        84,779        84,715        84,715

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                              1ST QTR       2ND QTR      3RD QTR       4TH QTR      TOTAL YEAR
                                                                 ----------    ----------   ----------    ----------    ----------
     ELECTRIC OPERATING REVENUES
         (DOLLARS IN  MILLIONS)
     REGULATED ELECTRICITY SEGMENT
         Retail
22           Residential                                         $      157    $      228   $      324    $      172    $      881
23           Business                                                   196           253          275           211           935
                                                                 ----------    ----------   ----------    ----------    ----------
24               Total retail                                           353           481          599           383         1,816
         Wholesale revenue on delivered electricity
25           Traditional contracts                                       12            18           75            16           121
26           Retail load hedge management                                 7            36          472            46           561
27       Transmission for others                                          3             4            4             4            15
28       Other miscellaneous services                                     4             8            8             7            27
                                                                 ----------    ----------   ----------    ----------    ----------
29               Total regulated electricity                            379           547        1,158           456         2,540
                                                                 ----------    ----------   ----------    ----------    ----------
     MARKETING  AND TRADING SEGMENT
         Delivered marketing and trading
30           Generation sales other than native load                      9            13           14            80           116
31           Realized margins on electricity trading                      3            11           32            10            56
32           Other delivered electricity (a)                             22            55           59           106           242
                                                                 ----------    ----------   ----------    ----------    ----------
33           Total delivered marketing and trading                       34            79          105           196           414
                                                                 ----------    ----------   ----------    ----------    ----------
     OTHER MARKETING AND TRADING
         Realized margins on delivered commodities
34          other than electricity (a)                                   (5)            1           (4)           (1)           (9)
         Prior period mark-to-market (gains) losses on
35          contracts delivered during current period (a)                --            --          (17)           (2)           (2)
36       Change in mark-to-market for future-period deliveries            7            25           10           (11)           14
                                                                 ----------    ----------   ----------    ----------    ----------
37       Total other marketing and trading                                2            26          (11)          (14)            3
                                                                 ----------    ----------   ----------    ----------    ----------
38   Total marketing and trading                                         36           105           94           182           417
                                                                 ----------    ----------   ----------    ----------    ----------
39   Total electric operating revenues                           $      415    $      652   $    1,252    $      638    $    2,957
                                                                 ==========    ==========   ==========    ==========    ==========

     ELECTRIC SALES (GWH)

     REGULATED ELECTRICITY SEGMENT
         Retail sales
40           Residential                                              1,877         2,370        3,506         2,028         9,781
41           Business                                                 2,736         3,379        3,674         2,965        12,754
                                                                 ----------    ----------   ----------    ----------    ----------
42               Total retail                                         4,613         5,749        7,180         4,993        22,535
         Wholesale electricity delivered
43           Traditional contracts                                      331           391          537           351         1,610
44           Retail load hedge management                               232           585        5,155           702         6,674
                                                                 ----------    ----------   ----------    ----------    ----------
45               Total regulated electricity                          5,176         6,725       12,872         6,046        30,819
                                                                 ----------    ----------   ----------    ----------    ----------
     MARKETING  AND TRADING SEGMENT
         Delivered marketing and trading
46           Generation sales other than native load                    396           215          163           720         1,494
47           Electricity trading                                      1,294         1,803        4,073         2,089         9,259
48           Other delivered electricity                                735           601          665           960         2,960
                                                                 ----------    ----------   ----------    ----------    ----------
49           Total delivered marketing and trading                    2,425         2,619        4,901         3,769        13,713
                                                                 ----------    ----------   ----------    ----------    ----------
50   Total electric sales                                             7,601         9,344       17,773         9,815        44,532
                                                                 ==========    ==========   ==========    ==========    ==========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 29 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. Lines 29 and 32 include amounts totaling $2 million of realized revenues for the year 2000.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                                1ST QTR      2ND QTR      3RD QTR      4TH QTR     TOTAL YEAR
                                                                   ----------   ----------   ----------   ----------   ----------
     MARKETING AND TRADING SEGMENT
          PRETAX GROSS MARGIN ANALYSIS
         (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
         Realized margin on delivered commodities
             Electricity
51               Generation sales other than native load           $        2   $        6   $        7   $       39   $       54
52               Other electricity marketing and trading (a)                3           28           33            5           69
                                                                   ----------   ----------   ----------   ----------   ----------
53               Total electricity                                          5           34           40           44          123
54           Other commodities (a)                                         (5)           1           (4)          (1)          (9)
                                                                   ----------   ----------   ----------   ----------   ----------
55           Total realized margin                                         --           35           36           43          114
                                                                   ----------   ----------   ----------   ----------   ----------
         Prior-period mark-to-market (gains) losses on contracts
            delivered during current period (b)
56           Electricity (a)                                               --           --          (18)          (2)          (2)
57           Other commodities (a)                                         --           --            1           --           --
             Charge related to trading activities with Enron
58              and its affiliates                                         --           --           --           --           --
                                                                   ----------   ----------   ----------   ----------   ----------
59           Subtotal                                                      --           --          (17)          (2)          (2)
                                                                   ----------   ----------   ----------   ----------   ----------
60       Total current period effects (b)                                  --           35           19           41          112
                                                                   ----------   ----------   ----------   ----------   ----------
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
61       Electricity                                                        2           27            6          (10)           7
62       Other commodities                                                  5           (2)           4           (1)           7
                                                                   ----------   ----------   ----------   ----------   ----------
63       Total future period effects                                        7           25           10          (11)          14
                                                                   ----------   ----------   ----------   ----------   ----------
64   Total gross margin                                            $        7   $       60   $       29   $       30   $      126
                                                                   ==========   ==========   ==========   ==========   ==========

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 63 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. A $2 million realized gain is included in the $69 million on line 51 for the total year 2000.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                  1ST QTR      2ND QTR       3RD QTR       4TH QTR      TOTAL YEAR
                                                     ----------   ----------    ----------    ----------    ----------
     MARKETING AND TRADING SEGMENT
          PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
         (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

65   Electricity                                              7           61            28            31           127
66   Natural gas                                             --           (1)            3             4             6
67   Coal                                                    --           --            (2)           --            (2)
68   Emission allowances                                     --           --            --            (5)           (5)
69   Other                                                   --           --            --            --            --
                                                     ----------   ----------    ----------    ----------    ----------
70       Total gross margin                          $        7   $       60    $       29    $       30    $      126
                                                     ==========   ==========    ==========    ==========    ==========
     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
71       Generation sales other than native load     $       --   $       --    $       --    $       --    $       --
72       Other marketing and trading                         --           --            --            (2)           (2)
     APS
73       Generation sales other than native load              2            6             7            39            54
74       Other marketing and trading                          5           54            22            (7)           74
     Pinnacle West Energy
75       Generation sales other than native load             --           --            --            --            --
76       Other marketing and trading                         --           --            --            --            --
     APS ES
77       Other marketing and trading                         --           --            --            --            --
                                                     ----------   ----------    ----------    ----------    ----------
78   Total gross margin before income taxes          $        7   $       60    $       29    $       30    $      126
                                                     ==========   ==========    ==========    ==========    ==========

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                        1ST QTR       2ND QTR       3RD QTR       4TH QTR      TOTAL YEAR
                                           ----------    ----------    ----------    ----------    ----------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
79       Residential                          746,528       742,485       746,742       761,386       749,285
80       Business                              92,667        93,343        94,479        96,024        94,128
                                           ----------    ----------    ----------    ----------    ----------
81           Total                            839,195       835,828       841,221       857,410       843,413
82   Wholesale customers                           67            67            67            67            67
                                           ----------    ----------    ----------    ----------    ----------
83           Total customers                  839,262       835,895       841,288       857,477       843,480
                                           ==========    ==========    ==========    ==========    ==========

84   Customer Growth (% over prior year)          4.0%          4.1%          4.1%          4.2%          4.1%

     RETAIL SALES (GWH) -
        WEATHER NORMALIZED

85   Residential                                1,933         2,253         3,439         1,934         9,559
86   Business                                   2,737         3,297         3,644         3,014        12,692
                                           ----------    ----------    ----------    ----------    ----------
87           Total                              4,670         5,550         7,083         4,948        22,251
                                           ==========    ==========    ==========    ==========    ==========

     RETAIL USAGE
         (KWH/AVERAGE CUSTOMER)

88   Residential                                2,514         3,192         4,695         2,664        13,054
89   Business                                  29,525        36,200        38,887        30,878       135,496

     RETAIL USAGE -
          WEATHER NORMALIZED
         (KWH/AVERAGE CUSTOMER)

90   Residential                                2,589         3,034         4,605         2,540        12,757
91   Business                                  29,536        35,321        38,569        31,388       134,838

     ELECTRICITY DEMAND (MW)

92   System peak demand                         3,315         5,095         5,478         4,331         5,478

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                        1ST QTR       2ND QTR       3RD QTR       4TH QTR      TOTAL YEAR
                                                           ----------    ----------    ----------    ----------    ----------
     ENERGY SOURCES (GWH)

     Generation production
93       Nuclear                                                2,325         2,090         2,348         2,078         8,841
94       Coal                                                   2,828         3,163         3,343         3,175        12,509
95       Gas, oil and other                                       323           526         1,046           889         2,784
                                                           ----------    ----------    ----------    ----------    ----------
96           Total                                              5,476         5,779         6,737         6,142        24,134
                                                           ----------    ----------    ----------    ----------    ----------
     Purchased power
97       Firm load                                                 51           819         1,550            95         2,515
98       Marketing and trading                                  2,261         2,989         9,893         3,750        18,893
                                                           ----------    ----------    ----------    ----------    ----------
99           Total                                              2,312         3,808        11,443         3,845        21,408
                                                           ----------    ----------    ----------    ----------    ----------
100          Total energy sources                               7,788         9,587        18,180         9,987        45,542
                                                           ==========    ==========    ==========    ==========    ==========
     POWER PLANT PERFORMANCE

     Capacity Factors
101      Nuclear                                                   98%           88%           98%           87%           93%
102      Coal                                                      76%           85%           88%           84%           83%
103      Gas, oil and other                                        13%           21%           40%           34%           27%
104      System average                                            63%           67%           77%           70%           69%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
105      Nuclear                                                   27           129            21           143            80
106      Coal                                                     223           124            85           187           155
107      Gas                                                        8            43            16            20            22
108          Total                                                258           296           122           350           257

109  Generation Fuel Cost ($/MWh)                          $    10.65    $    12.69    $    14.77    $    16.28    $    13.72

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                   1ST QTR       2ND QTR       3RD QTR       4TH QTR      TOTAL YEAR
                                                      ----------    ----------    ----------    ----------    ----------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
         On-Peak
110          Palo Verde                               $    30.52    $    90.49    $   170.40    $   154.33    $   111.44
111          SP15                                     $    31.40    $    82.67    $   152.74    $   162.59    $   107.35
         Off-Peak
112          Palo Verde                               $    22.97    $    31.91    $    61.48    $    95.72    $    53.02
113          SP15                                     $    24.52    $    32.45    $    66.28    $   119.72    $    60.74

     WEATHER INDICATORS

     Actual
114      Cooling degree-days                                  71         1,712         2,547           253         4,583
115      Heating degree-days                                 459             9            --           500           968
116      Average humidity                                     37%           23%           29%           46%           34%
     10-Year Averages
117      Cooling degree-days                                  77         1,478         2,489           395         4,439
118      Heating degree-days                                 546            34            --           433         1,013
119      Average humidity                                     45%           25%           34%           40%           36%

     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b)
120      Single-family                                     8,163         9,605         8,331         6,410        32,509
121      Multi-family                                      3,208         2,651         2,417         1,952        10,228
                                                      ----------    ----------    ----------    ----------    ----------
122          Total                                        11,371        12,256        10,748         8,362        42,737
                                                      ==========    ==========    ==========    ==========    ==========

     Arizona Job Growth (c)
123      Payroll job growth (% over prior year)              4.4%          3.8%          3.4%          3.2%          3.7%
124      Unemployment rate (%, seasonally adjusted)          4.1%          3.9%          3.8%          3.7%          3.9%

----------
Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.